AMENDMENT NO. 4 TO
AMENDED AND RESTATED MANAGEMENT AGREEMENT

	THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED MANAGEMENT
AGREEMENT ("Amendment") is effective as of the 31st day of July, 2017, by and between AMERICAN CENTURY WORLD MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Corporation"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment Manager").

	WHEREAS, the Corporation and the
Investment Manager are parties to a certain
Amended and Restated Management Agreement effective as of August 1, 2011, and amended effective July 26, 2013, March 19, 2015 and April 10, 2017 ("Agreement");

      WHEREAS, the parties hereto desire to enter into this Amendment to reflect the name change of the Institutional Class of Common stock to G Class and amend the fee schedule of such class for the series of shares titled NT Emerging
Markets Fund, NT International Growth
Fund, and NT International Value Fund; and

      WHEREAS, the parties hereto desire to
enter into this Amendment to reflect the elimination of the R6 Class of the series of shares titled NT Emerging Markets Fund, NT
International Growth Fund, and NT International Value Fund.

	NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

	1.	Amendment of Schedule A.  Schedule A to the Agreement is hereby amended by deleting it in its entirety and inserting
in lieu therefor the Schedule A attached hereto.

	2.	Ratification and Confirmation of
Agreement. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

      3.	Full Force and Effect.  Except as
expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.






[Remainder of page intentionally left blank; signature page to follow.]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers to
be effective as of the day and year first above
written.
AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.
AMERICAN CENTURY WORLD MUTUAL FUNDS,
INC.
/s/ Otis H. Cowan
/s/ Charles A. Etherington
Otis H. Cowan
Vice President
Charles A. Etherington
Senior Vice President



Schedule A
Fee Schedules

Series
Investment
Strategy Assets
Fee Schedule by Class


Investor
I
A
C
R
R6
R5
T
Y
International
Growth
First $1 billion
1.500%
1.300%
1.500%
1.500%
1.500%
1.150%
1.300%
n/a
1.150%
Fund
Next $1 billion
1.200%
1.000%
1.200%
1.200%
1.200%
0.850%
1.000%
n/a
0.850%

Next $2 billion
1.100%
0.900%
1.100%
1.100%
1.100%
0.750%
0.900%
n/a
0.750%

Over $4 billion
1.050%
0.850%
1.050%
1.050%
1.050%
0.700%
0.850%
n/a
0.700%
International
Discovery
First $500 million
1.750%
1.550%
1.750%
1.750%
1.750%
n/a
n/a
n/a
1.400%
Fund
Next $500 million
1.400%
1.200%
1.400%
1.400%
1.400%
n/a
n/a
n/a
1.050%

Over $1 billion
1.200%
1.000%
1.200%
1.200%
1.200%
n/a
n/a
n/a
0.850%
International
First $250 million
2.000%
1.800%
2.000%
2.000%
2.000%
n/a
n/a
n/a
n/a
Opportunities
Fund
Next $250 million
1.800%
1.600%
1.800%
1.800%
1.800%
n/a
n/a
n/a
n/a

Next $500 million
1.600%
1.400%
1.600%
1.600%
1.600%
n/a
n/a
n/a
n/a

Over $1 billion
1.400%
1.200%
1.400%
1.400%
1.400%
n/a
n/a
n/a
n/a
Emerging
Markets
First $250 million
1.850%
1.650%
1.850%
1.850%
1.850%
1.500%
1.650%
1.850%
1.500%
Fund
Next $250 million
1.750%
1.550%
1.750%
1.750%
1.750%
1.400%
1.550%
1.750%
1.400%

Next $500 million
1.500%
1.300%
1.500%
1.500%
1.500%
1.150%
1.300%
1.500%
1.150%

Over $1 billion
1.250%
1.050%
1.250%
1.250%
1.250%
0.900%
1.050%
1.250%
0.900%
Global
Growth Fund
First $1 billion
1.300%
1.100%
1.300%
1.300%
1.300%
0.950%
1.100%
n/a
0.950%

Next $1 billion
1.150%
0.950%
1.150%
1.150%
1.150%
0.800%
0.950%
n/a
0.800%

Over $2 billion
1.050%
0.850%
1.050%
1.050%
1.050%
0.700%
0.850%
n/a
0.700%
International
Value
First $1 billion
1.300%
1.100%
1.300%
1.300%
1.300%
0.950%
n/a
n/a
n/a
Fund
Next $1 billion
1.200%
1.000%
1.200%
1.200%
1.200%
0.850%
n/a
n/a
n/a

Over $2 billion
1.100%
0.900%
1.100%
1.100%
1.100%
0.750%
n/a
n/a
n/a

Series
Investment Strategy Assets
Fee Schedule by Class


Investor
G
NT International
First $1 billion
n/a
1.150%
Growth Fund
Next $1 billion
n/a
0.850%

Next $2 billion
n/a
0.750%

Over $4 billion
n/a
0.700%
NT Emerging
First $250 million
n/a
1.500%
Markets Fund
Next $250 million
n/a
1.400%

Next $500 million
n/a
1.150%

Over $1 billion
n/a
0.900%
NT International Value
First $1 billion
1.300%
0.950%
Fund
Next $1 billion
1.200%
0.850%

Over $2 billion
1.100%
0.750%


American Century World Mutual Funds, Inc.

2

2


American Century World Mutual Funds, Inc.
77Q1(e)(2)